WESTPEAK CAPITAL GROWTH FUND
                            CDC NVEST STAR VALUE FUND

Supplement dated February 2, 2005 to CDC Nvest Equity Funds and CDC Nvest Star Funds Classes A, B and C Prospectuses, each dated May 1, 2004, each as may be supplemented from time to time

Effective February 7, 2005, Steven A. Komon replaces Thomas M. Anichini as a member of the portfolio team that manages the Westpeak Capital Growth Fund and the Westpeak Global Advisors, L.P.'s segment of the CDC Nvest Star Value Fund. The following replaces the paragraph regarding Thomas M. Anichini in the "Meet the Funds' Portfolio Managers" section of each Prospectus:


STEVEN A. KOMON

Steven A. Komon is a member of the portfolio team that manages the WESTPEAK CAPITAL GROWTH FUND and Westpeak's segment of the CDC NVEST STAR VALUE FUND. Mr. Komon, a Vice President of Westpeak Global Advisors, L.P., joined the firm in 2001. Prior to joining Westpeak, he was Vice President, Foreign Exchange & Commodities at J.P. Morgan & Co., Incorporated, from 1998 to 2001. Mr. Komon received a B.S. from the University of Virginia and an M.B.A. in Finance and Accounting from the University of Chicago Graduate School of Business. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

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